UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 2, 2012

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, Texas 75662
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

Asset Purchase Agreement - Redbird Gas Storage LLC

On October 2, 2012, Martin Midstream Partners L.P. (“MMLP” or the “Partnership”), entered into a membership interests purchase agreement (the “Redbird Purchase Agreement”) with Martin Underground Storage Inc., a subsidiary of Martin Resource Management Corporation (“MRMC”), the owner of the Partnership's general partner, to purchase 100% of the Class A Interests in Redbird Gas Storage LLC (“Redbird”) for $150.0 million in cash. Redbird was formed by the Partnership and MRMC in 2011 to invest in Cardinal Gas Storage Partners (“Cardinal”). Cardinal is a joint venture between Redbird and Energy Capital Partners (“ECP”) that is focused on the development, construction, operation and management of natural gas storage facilities across North America.

In conjunction with the Redbird Purchase Agreement, pursuant to an amendment to MMLP's Second Amended and Restated Partnership agreement, Martin Midstream GP LLC (the “General Partner”), agreed to relinquish its right to receive the next $18.0 million in incentive distributions that it would otherwise be entitled to from MMLP. Please see discussion below under Item 5.03.

In addition, Martin Operating Partnership, L.P. ("MOP"), a subsidiary of MMLP, entered into a Purchase Price Reimbursement Agreement with MRMC, pursuant to which MRMC agreed to reimburse to MOP a portion of the purchase price, being up to $7.5 million, if certain cash distribution targets for Cardinal operations are not achieved in 2015 and 2016.

The foregoing descriptions of the Redbird Purchase Agreement and the Purchase Price Reimbursement Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of such Redbird Purchase Agreement and Purchase Price Reimbursement Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Asset Purchase Agreement - Cross Oil Refining & Marketing, Inc.

On October 2, 2012, the Partnership entered into a purchase agreement (the “Cross Assets Purchase Agreement”) with Cross Oil Refining & Marketing, Inc. (“Cross”), a wholly-owned subsidiary of MRMC, to acquire certain specialty lubricant product packaging assets for total consideration of $121.8 million in cash, including working capital of approximately $36.8 million at closing, subject to certain post-closing adjustments.

The foregoing description of the Cross Assets Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Cross Assets Purchase Agreement, a copy of which is filed herewith as Exhibit 10.3, and incorporated herein by reference.

Amendment No. 2 to Omnibus Agreement.

In connection with the Cross Assets Purchase Agreement, on October 2, 2012, the Partnership entered into Amendment No. 2 to the Partnership's Omnibus Agreement (the “Amendment”) with MRMC, the General Partner, and Martin Operating Partnership L.P. The Amendment amends the Omnibus Agreement to allow the Partnership to provide certain products and services related to the Cross Assets Purchase Agreement to MRMC under the Omnibus Agreement by amending the definition of the term “Business” to reflect the operation of the assets acquired by the Partnership pursuant to the Cross Assets Purchase Agreement.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

Amendment No. 3 to the Second Amendment and Restated Agreement of Limited Partnership

In conjunction with the Redbird Purchase Agreement, on October 2, 2012, the General Partner executed Amendment No. 3 to the Second Amended and Restated Agreement of Limited Partnership of the Partnership (“the Partnership Agreement”). The Partnership Agreement Amendment provides that the General Partner, currently the holder of the incentive distribution rights, shall not receive the next $18.0 million in incentive distributions that it would otherwise be entitled to.

The foregoing description of the Partnership Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, a copy of which is filed herewith as Exhibit 10.5, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 2, 2012, the Partnership issued a press release announcing that the Partnership had completed the transactions discussed above. A copy of the press release is furnished as Exhibit 99.1 to this Current Form 8-K.

In accordance with General Instruction B.2, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be “furnished” and not deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

In accordance with Item 9.01(a)(4) of Form 8-K, the required financial statements with respect to transactions discussed above will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

In accordance with Item 9.01(b)(2) of Form 8-K, the required pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

In accordance with General Instruction of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and not deemed to be “filed” for purposes of the Exchange Act.

Exhibit No.	Description
10.1
Membership Interests Purchase Agreement dated October 2, 2012 by and among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Martin Underground Storage, Inc. and Martin Resource Management Corporation

10.2(1)	Purchase Price Reimbursement Agreement dated October 2, 2012 by Martin Resource Management Corporation to and for the benefit of Martin Operating Partnership L.P.
10.3
Asset Purchase Agreement, dated October 2, 2012, by and among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Cross Oil Refining & Marketing, Inc. and Martin Resource Management Corporation

10.4	Amendment No. 2 to Omnibus Agreement dated October 1, 2012, by Martin Resource Management Corporation, Martin Midstream GP, LLC, Martin Midstream Partners L.P., and Martin Operating Partnership L.P.
10.5	Amendment No. 3 to Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated October 2, 2012
99.1	Press release dated October 2, 2012

(1) Material has been redacted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC,
Its General Partner

Date: October 9, 2012            By: /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1
Membership Interests Purchase Agreement dated October 2, 2012 by and among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Martin Underground Storage, Inc. and Martin Resource Management Corporation

10.2(1)	Purchase Price Reimbursement Agreement dated October 2, 2012 by Martin Resource Management Corporation to and for the benefit of Martin Operating Partnership L.P.
10.3
Asset Purchase Agreement, dated October 2, 2012, by and among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Cross Oil Refining & Marketing, Inc. and Martin Resource Management Corporation

10.4	Amendment No. 2 to Omnibus Agreement dated October 1, 2012, by Martin Resource Management Corporation, Martin Midstream GP, LLC, Martin Midstream Partners L.P., and Martin Operating Partnership L.P.
10.5	Amendment No. 3 to Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated October 2, 2012
99.1	Press release dated October 2, 2012

(1) Material has been redacted from this exhibit and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act.